MFS® BLENDED RESEARCH® CORE EQUITY PORTFOLIO	MFS® HIGH YIELD PORTFOLIO
MFS® CORE EQUITY PORTFOLIO	MFS® INTERNATIONAL GROWTH PORTFOLIO
MFS® CORPORATE BOND PORTFOLIO	MFS® INTERNATIONAL VALUE PORTFOLIO
MFS® EMERGING MARKETS EQUITY PORTFOLIO	MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO
MFS® GLOBAL GOVERNMENTS PORTFOLIO	MFS® MONEY MARKET PORTFOLIO
MFS® GLOBAL GROWTH PORTFOLIO	MFS® RESEARCH INTERNATIONAL PORTFOLIO
MFS® GLOBAL RESEARCH PORTFOLIO	MFS® STRATEGIC INCOME PORTFOLIO
MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO	MFS® TECHNOLOGY PORTFOLIO
MFS® GOVERNMENT SECURITIES PORTFOLIO

This SAI supplement supersedes and replaces the Trust's SAI supplement dated October 8, 2015.

Effective immediately, Appendix D entitled "Portfolio Manager(s)" is hereby restated, with respect to MFS Blended Research Core Equity Portfolio only, as follows:

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2014, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2014, the following benchmarks were used to measure the following portfolio managers' performance for the following Fund:

Fund	Portfolio Manager	Benchmark(s)
MFS Blended Research Core Equity Portfolio	Matthew W. Krummell	Standard & Poor's 500 Stock Index Lipper Large-Cap Core Funds
	James C. Fallon1	Standard & Poor's 500 Stock Index
	Jonathan W. Sage1	Standard & Poor's 500 Stock Index
	John E. Stocks1	Standard & Poor's 500 Stock Index
1 Information is as of September 15, 2015.

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

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Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of September 15, 2015. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Because the Funds serve as underlying investment vehicles for variable annuity and life contracts, the portfolio managers are not eligible to invest directly in the Funds. Therefore, no portfolio manager owned shares of a Fund.

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate.  The number and assets of these accounts were as follows as of the fiscal year ended December 31, 2014, unless otherwise indicated:

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets

MFS Blended Research Core Equity Portfolio	Matthew W. Krummell	Registered Investment Companies1	11	$4.7 billion
		Other Pooled Investment Vehicles	2	$207.4 million
		Other Accounts	10	$3.6 billion
	James C. Fallon2	Registered Investment Companies1	18	$5.9 billion
	(Became a Portfolio Manager of the Fund on September 15, 2015)	Other Pooled Investment Vehicles	15	$887.6 million
		Other Accounts	39	$5.8 billion
	Jonathan W. Sage2	Registered Investment Companies1	26	$22.7 billion
	(Became a Portfolio Manager of the Fund on September 15, 2015)	Other Pooled Investment Vehicles	17	$4.1 billion
		Other Accounts	39	$10.5 billion
	John E. Stocks2	Registered Investment Companies1	18	$5.9 billion
	(Became a Portfolio Manager of the Fund on September 15, 2015)	Other Pooled Investment Vehicles	15	$887.6 million
		Other Accounts	29	$4.1 billion
1 Includes the Fund.

2 Account information is as of October 31, 2015.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. The Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries.  A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments.  Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based

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on assets managed.  The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Effective April 1, 2016, Appendix J entitled "Investment Restrictions" is hereby restated, with respect to MFS Money Market Portfolio only, as follows:

MFS Money Market Portfolio

As fundamental investment restrictions, the Fund may:

(1)	borrow money to the extent not prohibited by applicable law;

(2)	underwrite securities issued by other persons to the extent not prohibited by applicable law;

(3)	issue senior securities to the extent not prohibited by applicable law;

(4)	make loans to the extent not prohibited by applicable law; and

(5)	purchase or sell real estate or commodities to the extent not prohibited by applicable law

As an additional fundamental investment restriction, the Fund may not:

(6)	purchase any securities of an issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing; or securities issued by investment companies) in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

In addition, the Fund has adopted the following non-fundamental policy, which may be changed without shareholder approval.

The Fund will not:

(1)	invest in illiquid investments if more than 5% of the Fund’s net assets (taken at market value) would be invested in such securities.

Except for fundamental investment restriction no. 1 and the Fund’s non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund’s non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For purposes of investment restriction no. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

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